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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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                Date of Report (date of earliest event reported)

                                 April 22, 2002


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Commission File Number: 333-45179


                       MRS. FIELDS' ORIGINAL COOKIES, INC.
               --------------------------------------------------
               (Exact name of registrant specified in its charter)


            DELAWARE                                       87-0552899
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(State or other jurisdiction of                (IRS employer identification no.)
incorporation or organization)


2855 EAST COTTONWOOD PARKWAY, SUITE 400
         SALT LAKE CITY, UTAH                              84121-7050
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(Address of principal executive offices)                   (Zip code)


                                 (801) 736-5600
                                 ---------------
              (Registrant's telephone number, including area code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     On April 22, 2002, the board of directors of Mrs. Fields' Original Cookies, Inc. (the "Company"), upon recommendation of its Audit Committee, decided to dismiss Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, and authorized the engagement of KPMG LLP to serve as the Company's independent public accountants for the fiscal year ending December 28, 2002. KPMG will review the Company's unaudited interim financial statements for the quarter ended March 30, 2002 in connection with the filing of the Company's Form 10-Q.

     None of Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 29, 2001 and December 30, 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years of the Company ended December 29, 2001, and the subsequent interim period through April 22, 2002, there were no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 29, 2001, or within the interim period through the date of this report.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated April 22, 2002, evidencing its agreement with the statements set forth in this report.

     During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits. The following exhibits are filed with this report.

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

EXHIBIT NO.                             DESCRIPTION
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
16.1           Letter from Arthur Andersen LLP, dated April 22, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        MRS. FIELDS' ORIGINAL COOKIES, INC.


                                        By /s/ Sandra Buffa
                                           ----------------------------------
                                           Sandra Buffa
                                           Sr. Vice President,
                                           Chief Financial Officer

Dated: April 22, 2002


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